Exhibit 10.20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made and entered into effective as of March 12, 2020 (the “Effective Date”) by and between Tango Therapeutics, Inc. (“Tango”), a corporation organized and existing under the laws of Delaware, having an address at 100 Binney Street, Suite 700, Cambridge, Massachusetts 02142, and Medivir AB, a Swedish corporation with corporate address Box 1086, SE-141 22 Huddinge Sweden (“Medivir”). Tango and Medivir are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

A.	Medivir has a preclinical-stage research program relating to [***] (as further defined below, the “Target”) and owns certain patents, know-how and other intellectual property related to such research program.

B.	Tango desires to obtain an exclusive license to such patents, know-how and other intellectual property in order to research, develop and commercially exploit products directed to the Target, and Medivir desires to grant such license to Tango, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I
DEFINITIONS

For purposes of this Agreement, the following terms when used with initial capital letters shall have the respective meanings set forth below.

1.1 “Affiliate” of a Person means any other Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such first Person, as the case may be. As used in this Section 1.1, “control” means: (a) to possess, directly or indirectly, the power to affirmatively direct the management and policies of such person, corporation, or other business entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting share capital in such person, corporation, or other business entity.

1.2 “ANDA” means an abbreviated new drug application filed pursuant to the requirements of the FDA pursuant to 21 C.F.R. Part 314 to obtain regulatory approval for a product in the United States, or the equivalent application or filing in another country (as applicable).

1.3 “Annual Net Sales” means the worldwide Net Sales of a particular Licensed Product for the particular calendar year.

1.4 “Candidate Drug” means a Compound with respect to which Tango, itself or through an Affiliate or Third Party, has completed IND-enabling GLP toxicology studies.

1.5 “Clinical Trial” means any Phase I Clinical Trial, Phase III Clinical Trial or any other test or study in human subjects.

1.6 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party in connection with a particular activity or objective to be conducted under this Agreement, that level of efforts that such Party would normally use for the development or commercialization of a comparable pharmaceutical product that it is actively developing or commercializing for a similar patient population at a similar stage of its development or commercialization, taking into account all scientific, commercial, business and other factors that such Party would reasonably take into account, including issues of safety and efficacy, expected and approved product labeling, expected and actual cost and time to develop, expected and actual profitability, expected and actual return on investment, expected and actual competitiveness of Third Party alternative products (including generic products) in the marketplace, the nature and extent of expected and actual market exclusivity (including Patent coverage and regulatory exclusivity), the expected likelihood of regulatory approval, the expected and actual pricing and level of reimbursement, and the expected and actual amounts of marketing and promotional expenditures required. Commercially Reasonable Efforts shall be determined on a country-by-country basis for a Licensed Product and it is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular country will change over time, reflecting changes in the status of a Licensed Product and the country(ies) involved.

1.7 “Compound” means [***].

1.8 “Compulsory License” means, with respect to a Licensed Product in a country or territory, a license, or rights granted to a Third Party by a governmental agency within such country or territory to sell or offer for sale such Licensed Product in such country or territory.

1.9 “Compulsory Licensee” means a Third Party granted a Compulsory License.

1.10 “Control” or “Controlled” means, with respect to any information, data, materials, know-how or intellectual property right, that a Party (a) owns or (b) has a license to such information, data, materials, know-how or intellectual property right and, in each case ((a) and (b)), has the power to grant to the other Party access, a license, or a sublicense (as applicable) to the same on the terms and conditions set forth in this Agreement without violating any obligations of the granting Party to any Third Party.

1.11 “Directed To” means, with regard to the Target, that any compound, molecule or product: [***]. A product incorporating such compound, molecule or product shall also be “Directed To” the Target.

1.12 “Existing Agreement” means a contractual arrangement existing at the Effective Date whereby a Third Party is entitled to select and inlicense rights with respect to certain targets or programmes discovered, developed or inlicensed by Tango, including any contractual arrangement amending or replacing (in whole or in part) such arrangement after the Effective Date.

1.13 “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.14 “Field” means all uses and applications.

1.15 “First Commercial Sale” means, [***].

1.16 “Generic Version” means, with respect to a particular Licensed Product and a particular country in the Territory, a non-proprietary product that (a) is identical to such Licensed Product, (b) obtained Marketing Approval by means of an ANDA filing or a similar procedure for establishing equivalence to such Licensed Product; and (c) is legally marketed in such country by an entity other than a Party or any of its Affiliates or Sublicensees, or a Third Party that obtained rights to market such product from a Party or any of its Affiliates or Sublicensees.

1.17 “Genetic Context” means, with respect to a Licensed Product, the molecular genetic profile [***]

1.18 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by any other Regulatory Authority applicable to the Territory, as may be updated from time to time, including applicable quality guidelines promulgated by the International Conference on Harmonization.

1.19 “IND” means an investigational new drug application or similar application filed with a Regulatory Authority in any country or group of countries prior to beginning Clinical Trials in that country or in that group of countries.

1.20 “Licensed Intellectual Property” means the Licensed Patents and the Licensed Know-How.

1.21 “Licensed Know-How” means all proprietary information, data, materials, know-how and other intellectual property Controlled by Medivir or any of its Affiliates as of the Effective Date or during the term of this Agreement, that is reasonably related to the Target or is necessary or useful to make, have made, use, sell, offer for sale, import, or otherwise exploit a Compound or Licensed Product, including the information, data, materials, know-how and other intellectual property set out on Exhibit 1.21. For clarity, Licensed Know-How excludes Licensed Patents.

1.22 “Licensed Patents” means all Patents Controlled by Medivir or any of its Affiliates as of the Effective Date or during the term of this Agreement (including the interest of Medivir or any of its Affiliates in any Patent jointly owned by any such Person with Tango), that are reasonably necessary or useful to make, have made, use, sell, offer for sale, import, or otherwise exploit a Compound or Licensed Product. The Licensed Patents include those Patents listed on Exhibit 1.22, all patents issuing from any patent application listed on Exhibit 1.22 and all additions, divisionals, continuations, continuations-in-part, substitutions, reissues, re-examinations, extensions, registrations, patent term extensions, supplemental protection certificates, and renewals of any such Patents.

1.23 “Licensed Product” means a pharmaceutical product containing or incorporating a Compound as an active pharmaceutical ingredient, either alone or in combination with one or more other active pharmaceutical ingredient(s), in any formulation, dosage form or method of delivery.

1.24 “Major Market” means [***].

1.25 “Marketing Approval” means all approvals, licenses, registrations or authorizations from the relevant Regulatory Authority in a country, necessary for the manufacture, use, storage, import, marketing and sale of a Licensed Product in such country, including any such pricing or reimbursement approval.

1.26 “Net Receipts” means all amounts actually received by Tango or any of its Affiliates from any Compulsory Licensee or Settlement Sublicensee in consideration of the sale of a Licensed Product.

1.27 “Net Sales” means the sales revenues received by Tango, its Affiliates or Sublicensees, from sales of Licensed Products to Third Party customers, less reasonable, customary and documented deductions for the following items incurred with respect to sales to such customers:

[***]

1.28 “Patent(s)” means any patents and patent applications, together with all additions, divisions, continuations, continuations-in-part, substitutions, reissues, re-examinations, extensions, registrations, patent term extensions, supplemental protection certificates, and renewals of any of the foregoing.

1.29 “Person” means any individual, corporation, company, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.30 “Phase I Clinical Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is a preliminary determination of safety, tolerability or pharmacokinetics in healthy individuals or patients as further described in 21 C.F.R. §312.21(a), as amended (including any such clinical study in any country other than the United States).

1.31 “Phase III Clinical Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is to establish safety and efficacy in patients with the disease being studied, as further described in 21 C.F.R. §312.21(c), as amended (including any such clinical study in any country other than the United States), which is designed and intended to be of a size and statistical power sufficient to serve as a pivotal study to support the filing of an application for Marketing Approval for the indication being studied.

1.32 “Regulatory Authority” means the FDA or any regulatory body with similar regulatory authority in any other jurisdiction.

1.33 “Settlement Sublicensee” means a Third Party that is granted a license or sublicense under a settlement agreement between such Third Party and Tango, any of its Affiliates, or any of its or their respective licensees or sublicensees, which agreement was entered into in connection with an ANDA settlement or similar agreement.

1.34 “Sublicensee” means a Third Party to whom Tango grants a sublicense under the Licensed Intellectual Property to develop and commercialize one or more Licensed Products. “Sublicensee” excludes Compulsory Sublicensees and Settlement Sublicensees.

1.35 “Tango Patent” means a Patent owned by Tango, which is initially filed by Tango with a patent office in the Territory within [***] after the Effective Date and issues in the name of Tango, to the extent such Patent claims [***], in a Patent that is listed on Exhibit 1.22 as of the Effective Date, to the extent improvement arises from iterative structure activity relationship work carried out by Tango or its Affiliates (but excluding a Sublicensee pursuant to the Existing Agreement) using the confidential structure of a compound set forth on Exhibit 1.7 as of the Effective Date, irrespective of whether the improvement is within or outside the scope of the claims of the Patent listed in Exhibit 1.22, based on the applicable claim(s) of such Patent as they exist on the Effective Date, but always excluding any compound or invention which Tango can demonstrate with admissible evidence was identified, conceived or reduced to practice by Tango, an Affiliate or Sublicensee without the use of the Licensed Know-How and the Licensed Patents. [***].

1.36 “Target” means [***]

1.37 “Territory” means [***].

1.38 “Third Party” means any Person, other than Tango, Medivir and their respective Affiliates.

1.39 “Valid Claim” means any claim of a Patent which claims the composition of matter of a Compound and (a) has not been held unpatentable, invalid or unenforceable by a court or other government agency of competent jurisdiction in a decision from which no appeal can or has been taken; and (b) which has not been admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise. Notwithstanding the foregoing, if such a composition of matter claim of a pending patent application within the Licensed Patents or Tango Patents has not issued as a claim of a patent within [***], such claim shall not be a Valid Claim for the purposes of this Agreement, unless and until such claim issues as a claim of an issued patent (from and after which time the same shall be deemed a Valid Claim subject to paragraphs (a) and (b) above). With respect to a Valid Claim of a pending patent application, the phrase to “infringe a Valid Claim” means to engage in an activity that would infringe such Valid Claim if it were contained in an issued patent.

1.40 Additional Definitions. Each of the following terms shall have the meaning described in the corresponding section of this Agreement indicated below:

Term	Section Defined	Term	Section Defined
Acquisition	12.13	Controlling Party	8.3(c)
Agreement	Preamble	Disclosing Party	7.1
Bankruptcy Code	12.12	Dispute	12.6(a)
Confidentiality Agreement	7.5	Effective Date	Preamble
Infringement	8.3(a)	Indemnitee Information	11.3
Infringement Action	8.3(c)	Recipient	7.1
JAMS	12.6(b)(i)	ROFN Notice	9.5
Liabilities	11.1	Royalty Term	5.4(c)
Medivir	Preamble	Tango	Preamble
Medivir Indemnitees	11.1	Tango Indemnitees	11.2
Party / Parties	Preamble	Top Biopharmaceutical Company	2.1(c)
Proprietary	7.1

Article II
GRANT OF LICENSE; EXCLUSIVITY

2.1 License. Medivir hereby grants to Tango an exclusive [***] license under the Licensed Know-How and Licensed Patents to research, develop, make, have made, use, sell, offer for sale, import and otherwise exploit the Compounds and Licensed Products, in each case, in the Field and the Territory. Tango shall have the right to grant and authorize sublicenses of the rights granted in this Section 2.1, provided:

(a) Tango shall promptly notify Medivir of the identity of the Sublicensee and provide a synopsis of key terms of such sublicense to the extent applicable to the rights granted under this Section 2.1; and

(b) Tango shall remain responsible for the compliance of the Sublicensee with relevant terms of this Agreement, and

(c) If a proposed sublicense (other than pursuant to the Existing Agreement or to a Top Biopharmaceutical Company) delegates all or substantially all development responsibility for Compounds and Licensed Products to the Sublicensee, Tango shall seek the consent of Medivir to such sublicensing, not to be unreasonably withheld or delayed. “Top Biopharmaceutical Company” means [***].

2.2 Exclusivity. During the term of this Agreement, [***].

Article III
DISCLOSURE OF INFORMATION; SUPPLY OF MATERIALS

3.1 Disclosure of Medivir’s Information and Materials. Promptly following the Effective Date and in any event no later than [***] thereafter, Medivir shall, and if applicable, shall cause its Affiliates to, transfer to Tango:

(a) the Licensed Know-How in the electronic format requested by Tango, to the extent possible; provided that if, despite exercising diligent efforts in connection with such transfer of the Licensed Know-How, Medivir is unable to transfer (or have transferred) all of the Licensed Know-How to Tango within such [***] period, Medivir shall continue to exercise diligent efforts to complete the transfer the Licensed Know-How to Tango as soon as reasonably practicable; and

(b) all existing supplies of Compounds in Medivir’s or any of its Affiliates’ possession or Control as of the Effective Date and the reagents, intermediates and constructs itemized on Exhibit 3.1(b).

3.2 Cooperation and Assistance.

(a) If, following the completion of the transfer of the Licensed Know-How in accordance with Section 3.1 above, Tango identifies specific items within such Licensed Know-How which were not transferred to Tango, Medivir shall, and if applicable, shall cause its Affiliates to, use all reasonable efforts to transfer such items to Tango promptly following Tango’s written request for such items.

(b) Upon the reasonable request of Tango, Medivir shall, and if applicable, shall cause its Affiliates to, reasonably cooperate with and assist Tango as may be necessary or desirable in order to allow Tango to understand the Licensed Know-How and to utilize the Licensed Know-How for the purposes contemplated in this Agreement. The Parties understand that Medivir has not conducted an active development program with respect to the Target for more than [***] and that Medivir is not obligated by this Section 3.2(b) to retain any specific personnel for purposes of assisting Tango in understanding or utilizing the Licensed Know-How.

Article IV
DILIGENCE

4.1 Diligence. Tango, directly or through its Affiliates, Sublicensees or other contractors, shall use Commercially Reasonable Efforts to develop (including to file for and receive Marketing Approval for) and, following receipt of Marketing Approval therefor, to commercialize at least one (1) Licensed Product in the United States and at least one Major Market.

4.2 Reporting. Within [***]after [***], Tango will provide Medivir with a written update summarizing the material activities conducted by Tango in the [***]period with respect to the development and, if applicable, commercialization of Licensed Products, including lead compounds and Candidate Drugs identified, medicinal chemistry efforts, animal efficacy and toxicity studies and material regulatory filings and interactions.

Article V
PAYMENTS

5.1 Up-Front Payment. In consideration of the licenses and rights granted by Medivir to Tango under this Agreement, Tango shall pay to Medivir a non-refundable, up-front payment in the amount of [***] within [***] after the Effective Date.

5.2 Milestone Payments. In further consideration of the licenses and rights granted by Medivir to Tango under this Agreement, subject to the terms and conditions of Section 5.3 and to the extent applicable, Tango shall pay to Medivir the following non-refundable milestone payments up to [***] following the [***] by Tango or any of its Affiliates or Sublicensees with respect to the first Licensed Product to achieve such event:

	Milestone Event	Milestone Payment for first Licensed Product in either of the first two Genetic Contexts	Milestone Payment for the first Licensed Product in the third Genetic Context or the second Licensed Product in either of the first two Genetic Contexts
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
	[***]	[***]	[***]

5.3 Certain Terms relating to Milestone Payments.

(a) Total Milestone Payments. Each of the foregoing milestone payments shall be paid [***] by Tango or any of its Affiliates or Sublicensees. In no event shall: [***].

(b) Valid Claim Coverage. For any of the milestone events [***].

5.4 Royalty Payments.

(a) Royalty Rate. During the applicable Royalty Term, Tango shall pay to Medivir royalties on Net Sales of Licensed Products at the applicable rate set out below:

Annual Net Sales of Licensed Products	Royalty Rate
Portion of Annual Net Sales of Licensed Products up to and including [***]	[***]
Portion of Annual Net Sales of Licensed Products in excess of [***]	[***]

(b) Certain Terms relating to Royalty Payments.

(i) Valid Claim Coverage. If a Licensed Product is not covered by a Valid Claim of a Licensed Patent or a Valid Claim of a Tango Patent in the country in which such Licensed Product is sold, the royalty payable by Tango with respect to such Licensed Product in such country shall be reduced by [***] of the amount otherwise payable pursuant to this Section 5.4.

(ii) Third Party Payments. If Tango, its Affiliate or Sublicensee becomes obligated to pay amounts to one or more Third Parties to obtain a license under any such Third Party’s Patents, information, data, materials, know-how or other intellectual property rights covering a Licensed Product, Tango may deduct [***] of the amount payable to such Third Party from the amounts payable to Medivir pursuant to this Article 5; provided that, no amount payable to Medivir pursuant to this Article 5 will be so reduced as a result of such deduction to less than [***] of the amount that would otherwise be payable to Medivir pursuant to this Article 5.

(iii) Generic Competition. On a Licensed Product-by-Licensed Product and country-by-country basis, if one or more Generic Versions of such Licensed Product is launched in such country the amount payable to Medivir pursuant to this Section 5.4 shall be further reduced as follows: (x) [***] in which Net Sales of such Licensed Product are less than [***] of the Net Sales of such Licensed Product in such country in the [***] Tango’s royalty payment obligations for Net Sales of such Licensed Product in such country shall be reduced by [***] for the remainder of the applicable Royalty Term and (y) subject to the preceding clause (x), in the [***] in which such Generic Version(s) represent [***] of such Licensed Product in such country for such [***] , the applicable Royalty Term for such Licensed Product shall be suspended in such country until such time as the [***]; provided that (A) no suspension pursuant to this clause (y) shall extend the Royalty Term for any Licensed Product and (B) Tango shall have no obligation to pay any amounts that would have been due pursuant to this Section 5.4 during such suspension. As used in this Section 5.4(b)(iii), [***].

(iv) [***].

(c) Royalty Term. Tango’s obligation to pay royalties under this Section 5.4 shall continue on a Licensed Product-by-Licensed Product and country-by-country basis, during the period beginning on the date of the First Commercial Sale of such Licensed Product in a country and ending on the later of (a) [***] (the “Royalty Term”). Upon the expiration of the Royalty Term with respect to a particular Licensed Product in a particular country, the licenses and rights granted by Medivir to Tango under this Agreement with respect to such Licensed Product (and the Compound(s) included therein) in such country will become fully paid-up, royalty-free, perpetual and irrevocable.

5.5 Net Receipts. During the applicable Royalty Term for a Licensed Product, the Parties will share Net Receipts with respect to such Licensed Product on a [***] basis, as follows: [***].

Article VI
REPORTS AND PAYMENT TERMS

6.1 Milestone Reports and Payments. Tango shall notify Medivir in writing within [***] of Tango becoming aware of the achievement of each milestone event in Section 5.2 by Tango, its Affiliate or Sublicensee. After Medivir’s receipt of any such notice, Medivir shall submit an invoice to Tango for the corresponding milestone payment. Tango shall pay such corresponding milestone payment within [***] after its receipt of such invoice.

6.2 Royalty Reports and Payments Terms. Beginning with the [***] in which Tango or its Affiliate or Sublicensee makes a First Commercial Sale of a Licensed Product to a Third Party, Tango shall furnish to Medivir a written report for such [***] and each [***] during the term of this Agreement showing, on a country-by-country basis:

(a) the gross sales of all Licensed Products sold by Tango, its Affiliates and Sublicensees during [***] and the calculation of Net Sales of the Licensed Products from such gross sales;

(b) the royalties, payable in United States Dollars, which shall have accrued under this Agreement based upon such Net Sales of the Licensed Products;

(c) the exchange rates used in determining the amount of royalties payable in United States Dollars, as more specifically provided in Section 6.3;

(d) Net Receipts received by Tango, its Affiliates and Sublicensees during [***] and the calculation of Medivir’s share of such Net Receipts; and

(e) the aggregate reductions to or deductions from such payments in accordance with this Agreement; provided that Tango will report the aggregate reductions to or deductions from such [***] of Section 1.27 herein only for [***].

Reports to be provided by Tango to Medivir under this Section 6.2 shall be due [***] after the end of each such calendar quarter during the term of this Agreement. Notwithstanding Section 1.27 above, if Tango receives royalties from a Sublicensee based upon Net Sales of Licensed Products, then Tango may elect to substitute the definition of Net Sales from its agreement with such Sublicensee for the definition of Net Sales hereunder for the purposes of calculating royalties due to Medivir on the Net Sales of Licensed Products by or under the authority of such Sublicensee. Royalties and Net Receipts shown to have accrued by each report provided pursuant to Section 6.2 shall be due and payable within [***] after the date such report is due.

6.3 Payment Currency / Exchange Rate. All payments to be made under this Agreement shall be made in United States Dollars. If any currency conversion is required in connection with the calculation of amounts payable hereunder, such conversion shall be made at a rate of exchange which corresponds to the noon buying rate as published in The Wall Street Journal, U.S. Internet Edition, on the second to last business day of the applicable calendar quarter for which such payment is due (or such other publication as agreed-upon by the Parties).

6.4 Exchange Control. If at any time legal restrictions prevent the prompt remittance of royalties or other amounts with respect to any country where Licensed Products are sold, Tango shall have the right, at its option, to make such payments by depositing, or causing to be deposited, the amount of such payments in local currency to Medivir’s account in a bank or other depository designated by Medivir in such country.

6.5 Taxes. Notwithstanding any other provision of this Agreement, Tango shall be entitled to deduct and withhold from any payments such amounts as it is required to deduct and withhold pursuant to any tax laws of any jurisdiction or any regulation of any taxing authority thereof. To the extent such amounts are deducted, withheld and paid by or on behalf of Tango to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to Medivir. Tango shall provide Medivir with official receipts issued by the appropriate governmental agency or such other evidence as is reasonably requested by Medivir to establish that such taxes have been paid. Each Party shall provide to the other Party with such assistance as may be reasonably requested in connection with any application to qualify for the benefit of a reduced rate of withholding taxation, under the terms of any income tax treaty between the United States and other jurisdictions.

6.6 Records. Tango shall keep, and shall require that its Affiliates and Sublicensees keep, complete and accurate books of account and records in sufficient detail to enable the amounts payable under this Agreement to be determined. Such books and records shall be kept at the principal place of business of Tango, its Affiliate or Sublicensee, as the case may be, for at least [***] following the end of the calendar year to which such books and records pertain.

6.7 Audits.

(a) Audit Rights. Upon at least [***] prior written notice from Medivir, Tango shall permit, and shall require its Affiliates and use reasonable efforts to require its Sublicensees, to permit, an independent certified public accounting firm of nationally recognized standing, selected by Medivir and reasonably acceptable to Tango, to have access during normal business hours to such books of account and records of Tango, and its Affiliates and Sublicensees, at such Person’s principal place of business, solely to verify the accuracy of the reports provided by Tango pursuant to Section 6.2. Such audits may not (i) be conducted for any calendar year ending more than [***] prior to the date of such request, (ii) be conducted more than once in any calendar year or (iii) be repeated for any calendar quarter.

(b) Audit Results. Medivir shall require the independent accountant to provide to Tango an audit report containing its conclusions regarding any audit, and specifying whether the amounts paid were correct or, if incorrect, the amount of any underpayment or overpayment. The independent accountant shall provide to Tango a preliminary copy of its audit report, and shall discuss with Tango any issues or discrepancies that Tango identifies, prior to submission to Medivir. The independent accountant will disclose to Medivir only whether the payments subject to such audit are correct or incorrect and the specific details concerning any discrepancies. No other information will be provided to Medivir without the prior consent of Tango unless disclosure is required by applicable laws or judicial order. If such audit establishes that additional royalties were owed to Medivir during the period covered by any audit conducted pursuant to Section 6.7(a), Tango shall remit to Medivir within [***] after the date on which Medivir delivers to Tango such accounting firm’s written report so concluding the amount of such additional royalties. In the event such audit establishes that amounts were overpaid by Tango during such period, the amount of such overpayment shall promptly be refunded to Tango. The fees charged by such accounting firm in connection with any audit pursuant to this Section 6.7 shall be paid by Medivir; provided, however, that if a discrepancy in favor of Medivir of more than [***] of the aggregate amount of payments due hereunder for the period being audited is established, then Tango shall pay the reasonable fees and expenses charged by such accounting firm in connection with such audit.

(c) Confidential Financial Information; Other Matters. Medivir shall treat all financial information subject to review under this Article 6 as confidential, and shall cause the independent accountant to retain all such financial information in confidence. In addition, Tango is entitled to require the independent accountant to execute a reasonable confidentiality agreement prior to commencing any such audit. If Tango is unable to obtain from any Sublicensee a right for Medivir to audit the books of account and records of such Sublicensee, Tango shall obtain the right to inspect and audit such Sublicensee’s books and records for itself and shall exercise such audit rights on behalf and at the expense of Medivir upon Medivir’s written request and disclose the results of any such audit to Medivir in accordance with Section 6.7(b).

Article VII
CONFIDENTIALITY

7.1 Proprietary Information. Except as otherwise provided in this Article 7, during the term of this Agreement and for a period of [***] thereafter, each Party (the “Recipient”) shall maintain in confidence and use only for purposes of this Agreement any confidential information, data and materials supplied to such Party by the other Party (the “Disclosing Party”) under this Agreement; provided that, unless the confidentiality of any information, data or material is expressly provided in this Agreement, if any such information, data or materials are in tangible form, they are marked “Confidential” or “Proprietary,” or if disclosed orally, they are identified as confidential or proprietary when disclosed and are confirmed in writing as confidential or proprietary within [***] following such disclosure (such information, data and materials so disclosed, collectively “Proprietary Information”). The obligations of the Recipient under this Article 7 not to disclose or use Proprietary Information received from the Disclosing Party shall not apply, however, apply to the extent that any such information, data or materials:

(a) are or become generally available to the public, or otherwise part of the public domain, other than by acts or omissions of the Recipient in breach of this Agreement;

(b) are disclosed to the Recipient, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others;

(c) were already in the possession of the Recipient, other than under an obligation of confidentiality, prior to disclosure by the Disclosing Party, as shown by Recipient’s written records existing prior to such disclosure; or

(d) are subsequently and independently developed by the Recipient without use of or reference to the Proprietary Information of the Disclosing Party, as shown by written records prepared contemporaneously with such disclosure.

It is understood that the Licensed Know-How and the terms of this Agreement shall be deemed Proprietary Information of both Medivir and Tango.

7.2 Permitted Disclosures. To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement or as otherwise permitted in this Agreement:

(a) a Recipient may disclose Proprietary Information which it is otherwise obligated under this Article 7 not to disclose, to its Affiliates, Sublicensees, assignees, contractors, existing and potential investors, collaborators and others on a need-to-know basis in accordance with such Recipient’s exercise of its rights or performance of its obligations under this Agreement; provided that such persons agree to be bound by obligations of confidentiality with respect to such Proprietary Information which are substantially similar in scope and duration to those set forth in this Article 7; and

(b) a Recipient may disclose Proprietary Information of the Disclosing Party to government or other regulatory authorities to the extent that such disclosure is: (i) required by applicable law (including all applicable securities laws), regulation, agency or court order; or (ii) is reasonably necessary in connection with the prosecution of any Patent, to obtain any authorization to conduct clinical studies, or to obtain any Approval for a Licensed Product; provided that, in case of any disclosures required by law, the Recipient shall provide reasonable advance notice to the Disclosing Party to allow such Party to oppose such disclosure or to request confidential treatment of such Proprietary Information.

7.3 Terms of Agreement. Each of the Parties agrees not to disclose to any Third Party the existence or the terms and conditions of this Agreement without the prior consent of the other Party, except each Party may disclose the existence or the terms and conditions of this Agreement: (a) to its advisors (including financial advisors, attorneys and accountants), potential and existing investors, collaboration partners or acquirers, and others on a need to know basis, in each case under circumstances that reasonably protect the confidentiality thereof; or (b) to the extent necessary to comply with applicable laws, rules or regulations, including securities laws, rules or regulations; provided that, in the case of (b), above, the disclosing Party shall promptly notify the other Party and (other than in the case where such disclosure is necessary, in the reasonable opinion of the disclosing Party’s outside legal counsel, to comply with securities laws, rules or regulations) allow the other Party a reasonable opportunity to oppose with the body initiating the process and, to the extent allowable by law, to seek limitations on the portion of the Agreement that is required to be disclosed. Each Party shall designate a responsible corporate officer for the prompt review of proposed disclosures which the other Party is required to make to comply with applicable laws, rules or regulations, including the rules of any recognized stock exchange.

7.4 Publications; Public Presentations. Tango and Medivir may each only publish, publicly present, or otherwise publicly disclose any information or data within the Licensed Know-How in accordance with this Section 7.4. In the event Tango (or its Affiliate or Sublicensee) is the party proposing to publish, publicly present, or otherwise publicly disclose information or data included in the Licensed Know-How, then, before any such paper is submitted for publication or an oral presentation is made, Tango shall deliver a then-current copy of the paper or materials for oral presentation to Medivir at least [***] prior to submitting the paper to a publisher or making such other presentation or disclosure. Prior to the expiration of such [***] period, Medivir may request that Tango delete references to Medivir’s Proprietary Information (other than Licensed Know-How) in any such paper; provided that, with respect to oral presentation materials, abstracts and the like, Medivir shall make reasonable efforts to expedite review of such materials and abstracts and to respond to Tango as soon as practicable. Further, on Medivir’s reasonable request, Tango will withhold publication of any such paper or any presentation for an additional [***] in order to permit Tango to file for appropriate Patent protection if Tango reasonably deems it necessary. Any publication by Tango shall include recognition of the contributions of Medivir according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate. Neither Medivir nor any of its Affiliates shall publish, publicly present, or otherwise publicly disclose any item included in the Licensed Know-How (including any such Licensed Know-How relating to the Target or any Compounds or Licensed Products), or authorize or enable any Third Party to do so, unless Tango consents to such publication, public presentation or other public disclosure. Notwithstanding this Section 7.4 above, the requirements of this Section 7.4 are subject to the publication rights of Third Party investigators and collaborators under the agreements pursuant to which any Clinical Trial results for a Licensed Product to be published were generated; provided that Tango shall use reasonable efforts to require such Third Party investigators and collaborators to agree to the foregoing publication review process.

7.5 Prior Agreements. This Agreement supersedes that certain Confidentiality Agreement executed between the parties dated 9 October 2019 (the “Confidentiality Agreement”). All information exchanged between the Parties under the Confidentiality Agreement shall be deemed to have been disclosed under this Agreement and shall be subject to the terms of this Article 7.

Article VIII
INTELLECTUAL PROPERTY AND INFRINGEMENT

8.1 Ownership of Inventions.

(a) General. As between the Parties, title to all inventions and other intellectual property made solely by personnel of Tango in connection with this Agreement shall be owned by Tango, and title to all inventions and other intellectual property made solely by personnel of Medivir in connection with this Agreement shall be owned by Medivir. Title to all inventions and other intellectual property made jointly by personnel of Tango and Medivir in connection with this Agreement shall be jointly owned by the Parties.

(b) Jointly-Owned Intellectual Property. Except as expressly provided in this Agreement, it is understood that neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit such jointly-owned inventions or intellectual property, by reason of joint inventorship thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such approval or accounting; provided, however, that any license, assignment or exploitation by Medivir or any of its Affiliates of its or their interest in any jointly-owned invention or intellectual property shall be subject to the license and rights granted to Tango, and the obligations of Medivir, under Article 2.

8.2 Patent Prosecution and Maintenance.

(a) By Tango. Tango shall have the right, at its expense, to control the preparation, filing, prosecution and maintenance of the Patents included in the Licensed Patents. Tango shall consult with Medivir in good faith regarding such filing, prosecution and maintenance of the Licensed Patents. As used in this Section 8.2, “prosecution” shall include interferences, re-examinations, reissues, oppositions, obtaining certificates of correction, patent term extensions and similar supplemental protections.

(b) By Medivir. If Tango determines to not to continue the prosecution or maintenance of any Patent within the Licensed Patents, other than in the case of a determination to abandon a patent application within the Licensed Patents for purposes of re-filing a replacement application, then Tango shall provide Medivir with at least [***] written notice of such decision, or if less than [***] notice, as long as reasonably practicable, prior to the next applicable filing, submission or payment date for such Patent. In such event, Medivir shall have the right, at its option and expense, to control the preparation, filing, prosecution and maintenance of such Patent. Medivir shall consult with Tango in good faith regarding the filing, prosecution and maintenance of any Licensed Patent assumed by Medivir pursuant to this Section 8.2(b).

(c) Cooperation. Each Party shall cooperate with the other Party in connection with activities relating to the preparation, filing, prosecution and maintenance, including abandonment, of the Licensed Patents undertaken by the other Party pursuant to this Section 8.2, including: (i) making available to such other Party in a timely manner any documents or information reasonably necessary or appropriate to facilitate such other Party’s filing, prosecution, maintenance or abandonment of any Licensed Patent; and (ii) if and as appropriate, signing (or causing to have signed) all documents relating to the filing, prosecution, maintenance or abandonment of any Licensed Patent by such other Party. Each Party shall also promptly provide to the other Party all information reasonably requested by such other Party with regard to such Party’s activities pursuant to this Section 8.2. To the extent that the Parties agree that, in order to overcome a rejection or otherwise, the filing of a terminal disclaimer with respect to a Licensed Patent is required or advisable, then Medivir shall assign to Tango the Licensed Patent subject to such terminal disclaimer. All communications between the Parties relating to the preparation, filing, prosecution or maintenance of the Licensed Patents, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patents, shall be considered the Confidential Information of both Parties, subject to Article 7.

8.3 Enforcement.

(a) Notice. In the event either Party learns of any infringement of the Licensed Patents by the manufacture, use, sale, offer for sale or importation of any product (an “Infringement”), it shall promptly provide written notice to the other Party of such Infringement and shall supply such other Party with all evidence it possesses pertaining to such Infringement.

(b) Infringement Action. Tango (directly or through its nominee) shall have the first right, but not the obligation, to seek to abate any Infringement, or to file suit against an infringing party. In the event that Tango or its nominee does not, within [***] from date of a request by Medivir to do so, take action to abate such Infringement, then Medivir shall have the right, but not the obligation, to enforce the Licensed Patents in connection with such Infringement in its own name, and at its own cost and expense.

(c) Cooperation. In any suit, action or other proceeding in connection with an Infringement (an “Infringement Action”), the Party assuming the primary role in the Infringement Action (“Controlling Party”) shall keep non-Controlling Party reasonably informed of the progress of such Infringement Action. The non-Controlling Party shall cooperate fully with the Controlling Party, including by joining as a nominal party and executing such documents as the Controlling Party may reasonably request. In any case, the non-Controlling Party shall have the right, even if not required to be joined, to participate in any Infringement Action with counsel of its own choice at its own expense.

(d) Costs and Recoveries. The Controlling Party with respect to any Infringement Action may not settle any such action, or otherwise consent to any adverse judgment in any such action, that restricts the scope of, or admits the unenforceability or invalidity of, any Licensed Patent without the express written consent of the non-Controlling Party, which consent shall not be unreasonably withheld. The costs and expenses of an Infringement Action shall be the responsibility of the Controlling Party, and any damages or other monetary awards received by the Controlling Party shall first be applied to reimburse the Controlling Party’s out-of-pocket costs and expenses attributed to the Infringement Action, and the remainder shall be shared as follows: [***] to Tango; and [***] to Medivir; provided that the share paid to or retained by Medivir shall not exceed [***]. For the avoidance of doubt, neither Party shall be obligated to share any Net Receipts other than as contemplated by Section 5.5.

8.4 Defense of Infringement Claims. If any Licensed Product manufactured, used or sold by Tango, its Affiliates, or Sublicensees, becomes the subject of a Third Party’s claim or assertion of infringement of a Patent relating to the manufacture, use, sale, offer for sale or importation of such Licensed Product, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action. Unless the Parties otherwise agree in writing, each Party shall have the right to defend itself against a suit that names such Party as a defendant. In any event, each Party shall reasonably assist the other Party and cooperate in connection with any litigation in which such Party is not named as a defendant, at the defending Party’s request and expense. [***]

Article IX
TERM AND TERMINATION

9.1 Term. This Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to Section 9.2 or Section 9.3, shall continue in full force and effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the Royalty Term with respect to such Licensed Product in such country. For clarity, upon expiration of the last-to-expire Royalty Term, this Agreement shall expire in its entirety, and all licenses and rights granted by Medivir to Tango under this Agreement will become fully paid-up, royalty-free, perpetual and irrevocable.

9.2 Termination for Material Breach. If either Party materially breaches this Agreement at any time, the non-breaching Party shall have the right to terminate this Agreement by written notice to the breaching Party, if such material breach is not cured within [***] after written notice is given by the non-breaching Party to the breaching Party specifying the breach, subject to Section 12.6 below.

9.3 Termination by Tango. This Agreement may be terminated by Tango, in its sole discretion, upon [***] written notice to Medivir, provided that if a Licensed Product has achieved First Commercial Sale in any country of the Territory, and Tango’s termination is not based on patient safety concerns with, or a risk of infringement or misappropriation of Third Party intellectual property rights relating to, the Licensed Product, then Tango shall provide [***] written notice.

9.4 Effect of Expiration or Termination.

(a) Termination for Cause by Medivir or Termination by Tango. Upon termination of this Agreement by Medivir in accordance with Section 9.2 or termination of this Agreement by Tango in accordance with Section 9.3:

(i) the licenses and rights granted by Medivir to Tango under Article 2 will immediately terminate; and

(ii) notwithstanding the foregoing, any sublicenses granted to a Sublicensee prior to the effective date of termination of this Agreement pursuant to Section 9.2 shall survive if the relevant Sublicensee agrees in writing to be bound by the terms of this Agreement as such terms apply to such Sublicensee (in which event, such Sublicensee will be deemed a direct licensee of Medivir); provided, further, that any such Sublicensee shall only be responsible for any payments that become due as a result solely of such Sublicensee’s activities after the effective date of any such termination. For clarity, Sublicensees who agree to be bound by the terms of this Agreement pursuant to this Section 9.4(a)(ii) will not be responsible for any milestone payments already paid by Tango prior to the effective date of any such termination, nor any milestone payments that may accrue as a result of the activities of any other Sublicensee after the effective date of any such termination of this Agreement.

(b) Termination for Cause by Tango. Upon termination of this Agreement by Tango in accordance with Section 9.2, without limiting any other remedies available, the licenses and rights granted by Medivir to Tango under Article 2 shall survive, subject to the due payment by Tango of any payments set out in Section 5.2, Section 5.4 or Section 5.5 provided, that the amount of any payments set out in Section 5.2, Section 5.4 or Section 5.5 shall be reduced by [***], however, following such termination, in no case shall the royalty due to Medivir under Section 5.4 be less than [***] irrespective of how many deductions are due under Section 5.4(b) and this Section 9.4(b). In addition, without limiting the foregoing or Tango’s ability to recover damages hereunder, up to [***] of such payments in each calendar year may be retained by Tango and offset against any award of damages to Tango ruled in arbitration proceedings pursuant to Section 12.6(b).

9.5 Right of First Negotiation for Candidate Drugs.

(a) Certain Terminations. In the event of a termination of this Agreement by Medivir in accordance with Section 9.2 or termination of this Agreement by Tango in accordance with Section 9.3, in each case that occurs after at least one Compound is a Candidate Drug, Medivir’s right of first negotiation to obtain a License as set forth in this Section 9.5 (the “ROFN”) shall apply. If, upon such termination, Medivir wishes to negotiate with Tango to obtain a right or license to develop or commercialize such Candidate Drug(s) (a “License”), then Medivir shall so notify Tango in writing (the “Negotiation Notice”) within [***] after the first to occur of (a) the effective date of such termination pursuant to Section 9.2 or (b) the date of notice of such termination pursuant to Section 9.3 (the “Notice Period”). If Tango receives the Negotiation Notice within the Notice Period, then Tango shall negotiate with Medivir the terms and conditions of such License for a period of up to [***] after the date of such Negotiation Notice from Medivir (the “Negotiation Period”).

(b) Divestiture Determination. If, after at least one Compound is a Candidate Drug, Tango makes a determination not to conduct, either directly or with or through an Affiliate or with a Third Party, any activities in support of the development or commercialization of any compound or product Directed To the Target and to divest such Candidate Drug(s) (the “Divestiture Determination”), then Medivir’s ROFN under this Section 9.5 shall also apply, subject to the following adjustments: [***]

(c) If Medivir does not provide a Negotiation Notice within the applicable Notice Period or the Parties fail to reach agreement on the terms and conditions of such License within the Negotiation Period, then Medivir shall have no further rights, and Tango shall have no further obligations, under this Section 9.5. Notwithstanding the foregoing, Medivir’s rights pursuant to this Section 9.5 shall be subject to any then- outstanding rights of any Sublicensee or other Third Party with which Tango has an agreement to conduct joint research and development activities.

9.6 Survival of Certain Obligations. Subject to Section 9.4, expiration or termination of this Agreement for any reason shall not relieve either Party of any obligation accruing on or prior to such expiration or termination, or which is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have under this Agreement, or at law or in equity, which accrued or are based upon any event occurring prior to such expiration or termination. The provisions of Articles 1, 7, 11 and 12 and of Sections 6.5, 6.6, 6.7, 8.1, 9.1, 9.4, 9.6, 9.7 and 10.3 shall survive the expiration or termination of this Agreement for any reason.

9.7 Damages; Relief. Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief to which it may be entitled upon such termination.

Article X
REPRESENTATIONS AND WARRANTIES

10.1 General Representations and Warranties. Each Party represents and warrants to the other Party that:

(a) it is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is incorporated;

(b) it has full corporate power and authority, and has obtained all approvals, permits and consents necessary, to enter into this Agreement and to perform its obligations hereunder;

(c) this Agreement is legally binding upon it and enforceable in accordance with its terms; and

(d) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any governmental or regulatory authority having jurisdiction over it.

10.2 Additional Warranties of Medivir. Medivir hereby covenants, represents and warrants to Tango that:

(a) Medivir owns all right, title and interest in and to the Patents and other items listed on Exhibits 1.21 and 1.22, and as of the Effective Date, the Patents listed in Exhibit 1.22 are the only Patents that are owned or Controlled by Medivir or any of its Affiliates, or in which Medivir or any of its Affiliates has any rights, that are necessary to research, develop, manufacture, use or otherwise commercialize Licensed Products;

(b) to Medivir’s knowledge as of the Effective Date, the patent applications within the Licensed Patents define novel and patentable subject matter within the context of a hit-to-lead (fast follower) program based on published Third Party leads;

(c) Neither Medivir nor any of its Affiliates has any rights in any technology related to the Target or any Compound or Licensed Product that are not Controlled by Medivir;

(d) Neither Medivir nor any of its Affiliates has granted, nor will, during the term of this Agreement, grant any rights in the Licensed Intellectual Property that conflict or are inconsistent with the rights granted to Tango under this Agreement or that would otherwise prevent Tango from exercising its rights or performing its obligations under this Agreement on an exclusive basis; and Medivir has not received any notice alleging any of the foregoing prior to the Effective Date;

(e) to Medivir’s knowledge, the activities conducted with respect to the development, manufacture, use or other exploitation of the Compounds prior to the Effective Date, including the generation of the Licensed Know-How existing as of the Effective Date, has not infringed or otherwise conflicted with, or constituted the misappropriation of, any intellectual property rights or other rights of any Third Party;

(f) Medivir is not aware of any infringement of any Licensed Patent or misappropriation of any Licensed Know-How by any Third Party;

(g) as of the Effective Date, the Licensed Intellectual Property is free and clear of all liens, claims, security interests or other encumbrances of any kind, and neither Medivir nor any of its Affiliates shall permit the Licensed Intellectual Property to be encumbered by any liens, claims, security interests or other encumbrances of any kind during the term of the Agreement;

(h) (i) all Inventions (as defined below) are deemed the property of Medivir under the Law on Employee Inventions 1949, which casts an obligation on designated inventors to assign all right, title and interest in and to their inventions and other information, data, materials, know-how and other subject matter, whether or not patentable, and all intellectual property rights in and to the foregoing (collectively, “Inventions”), to Medivir as the sole owner thereof; (ii) all employees and consultants of Medivir and its Affiliates performing activities relating to the Compounds, or otherwise involved in the generation of the Licensed Know-How or any inventions covered by the Licensed Patents, have assigned (or confirmed the assignment of) all right, title and interest in and to their Inventions to Medivir as the sole owner thereof, pursuant to a written agreement; and (iii) Medivir has paid each respective inventor premiums pursuant to the Law on Employee Inventions and retains future inventor payment obligations, for which Medivir remains solely liable; and

(i) To the extent that Medivir’s screening and fragment libraries were screened for activity Directed To the Target prior to the Effective Date, the results of such screening, including any structure activity relationship conclusions therefrom, were incorporated into the Target research program and, for the avoidance of doubt, constitute Licensed Know-How. As of the Effective Date Medivir has no reason to believe that further interrogation of those libraries will aid further elucidation of the Target; and

(j) Medivir and its Affiliates have not, up through and including the Effective Date, intentionally or recklessly omitted to furnish Tango with any information in its or any of its Affiliate’s Control or possession or of which it is aware, concerning: (i) the Licensed Patents; (ii) the Licensed Know-How; (iii) the development, manufacture, sale or other commercialization of any Compound or Licensed Product; or (iv) the activities contemplated by this Agreement, in each case, which is reasonably likely to be material to Tango’s decision to enter into this Agreement and to undertake the commitments and obligations set forth herein.

10.3 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF ANY PATENTS ISSUED OR PENDING.

Article XI
INDEMNIFICATION

11.1 Indemnification by Tango. Tango shall defend, indemnify, and hold harmless Medivir, its Affiliates and their respective directors, officers, shareholders, employees and agents (“Medivir Indemnitees”), from and against any and all liabilities, claims, damages, losses, costs and expenses (including reasonable attorney’s fees) owing to Third Parties (collectively, “Liabilities”) suffered or sustained by a Medivir Indemnitee, or to which a Medivir Indemnitee becomes subject, to the extent arising out of or attributable to: (a) any breach of a representation, warranty, covenant or agreement made or undertaken by Tango under this Agreement; or (b) the development, manufacture, use, offer for sale, sale or marketing of a Licensed Product by Tango, its Affiliates or Sublicensees. However, Tango shall not indemnify or hold harmless any Medivir Indemnitee from any Liabilities to the extent that such Liabilities resulted from the acts or omissions of a Medivir Indemnitee.

11.2 Indemnification by Medivir. Medivir shall defend, indemnify, and hold harmless Tango, its Affiliates and their respective directors, officers, shareholders, employees and agents (“Tango Indemnitees”), from and against any and all Liabilities suffered or sustained by a Tango Indemnitee, or to which a Tango Indemnitee becomes subject, to the extent arising out of or attributable to: (a) any breach of a representation, warranty, covenant or agreement made or undertaken by Medivir under this Agreement; or (b) the research, development, use, transfer, manufacture or other exploitation of any Compound or Licensed Product by Medivir, its Affiliates or any Third Party under authority of Medivir. However, Medivir shall not indemnify or hold harmless any Tango Indemnitee from any Liabilities to the extent that such Liabilities resulted from the acts or omissions of a Tango Indemnitee.

11.3 Indemnification Procedures. In the event that a Tango Indemnitee or a Medivir Indemnitee (each, an “Indemnitee”) intends to claim indemnification under this Article 11, such Indemnitee shall promptly notify the other Party in writing of the alleged Liability. The indemnifying Party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to the Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Person reasonably represented by such counsel in such proceeding. The affected Indemnitee shall cooperate with the indemnifying Party and its legal representatives in the investigation of any Liability covered by this Article 11. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the indemnifying Party, which such Party shall not be required to give.

Article XII
MISCELLANEOUS

12.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, embargoes, power shortage or failure, acts of war (whether war be declared or not), insurrections, riots, terrorism, civil commotions, strikes, lockouts or other labor disturbances, acts of God or any acts, omissions or delays in acting by any governmental authority or the other Party.

12.2 Assignment. Either Party may assign or transfer this Agreement: (a) without the consent of the other Party, (i) to an Affiliate or (ii) in connection with the transfer or sale of all or substantially all of its assets or business related to this Agreement, or in the event of its merger, consolidation or similar transaction; and (b) in any other circumstance, only with the prior written consent of the other Party. Medivir shall not assign or otherwise transfer to any Affiliate or any Third Party any ownership interest in or to any Licensed Intellectual Property, unless such Affiliate or Third Party agrees to be bound by all of the terms and conditions of this Agreement. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment by a Party in violation of this Agreement shall be void.

12.3 Severability. If one (1) or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions are, in their economic effect, sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such provisions. In the event that such provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or more provisions of the Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without such invalid provisions.

12.4 Notices. Any notice, consent or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in English and in writing, delivered personally or by facsimile (receipt verified and a copy promptly sent by personal delivery, U.S. first class mail or express courier providing evidence of receipt, postage prepaid (where applicable)), or by U.S. first class mail or express courier providing evidence of receipt, postage prepaid (where applicable), at the following address for a Party (or such other address for a Party as may be specified by like notice):

If to Medivir, to:

Medivir AB
Courier: Lunastigen 7, SE-141 44 Huddinge Sweden

Attention: CEO

If to Tango, to:

Tango Therapeutics, Inc.
100 Binney Street, Suite 700
Cambridge, MA 02142
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
28 State Street
Boston, MA 02109
Attention: Farah B. Gerdes, Esq.

All such notices, consents or reports shall be effective upon receipt.

12.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of England, without regard to the conflicts of law principles thereof.

12.6 Dispute Resolution.

(a) Referral to Senior Management. The Parties agree to attempt initially to solve any dispute, claim or controversy arising under, out of, or in connection with this Agreement (a “Dispute”) by conducting good faith negotiations. Any Dispute which cannot be resolved by good faith negotiation within [***] (or as otherwise specified in this Agreement), shall be referred, by written notice from either Party to the other, to the Chief Executive Officer, or authorized representative designated by the Chief Executive Officer, of each Party. Such Chief Executive Officers (or their respective designees) shall negotiate in good faith to resolve such Dispute through discussions promptly following such written notice, and in any event within [***] thereafter. If the Chief Executive Officers of the Parties (or their respective designees) are unable to resolve the Dispute within [***], either Party may, by written notice to the other Party, invoke the provisions of Section 12.6(b).

(b) Arbitration.

(i) Except as otherwise expressly provided in this Section 12.6, the Parties agree that if they are unable to resolve, in accordance with Section 12.6(a) above, any Dispute as to the breach, performance or interpretation of this Agreement, such Dispute shall, upon written notice of either Party to the other, be referred for resolution by final, binding arbitration in accordance with the provisions of this Section 12.6(b). The arbitration shall be conducted by the Judicial Arbitration and Mediation Services, Inc. (or any successor entity thereto) (“JAMS”) under its rules of arbitration then in effect, except as modified in this Agreement. The arbitration shall be conducted in the English language, by a single arbitrator. The arbitrator shall engage an independent expert with experience in the subject matter of the Dispute to advise the arbitrator.

(ii) With respect to any Dispute arising under this Agreement, the Parties and the arbitrator shall use all reasonable efforts to complete any such arbitration within [***] from the issuance of notice of a referral of any such Dispute to arbitration. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided that the arbitrator shall permit such discovery as he or she deems necessary to permit an equitable resolution of the Dispute.

(iii) The Parties agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding the Dispute presented to the arbitrator. Any decision of the arbitrator may be entered in a court of competent jurisdiction for judicial recognition of the decision and an order of enforcement. The arbitration proceedings and the decision of the arbitrator shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless each Party otherwise agrees in writing; provided that either Party may make such disclosures as are permitted for Proprietary Information of the other Party under Article 7 above.

(iv) Unless otherwise mutually agreed upon by the Parties, the arbitration proceedings shall be conducted in London, England. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, the cost of the independent expert retained by the arbitrator, and the cost of the arbitrator and administrative fees of JAMS. Each Party shall bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses.

(c) Pending the selection of the arbitrator or pending the arbitrator’s determination of the merits of any Dispute, either Party may seek appropriate interim or provisional relief from any court of competent jurisdiction as necessary to protect the rights or property of that Party. In addition, notwithstanding Section 9.2 above, if a Party alleged to be in breach of this Agreement or allegedly failing to engage in material research, development, manufacture or commercialization activities disputes such breach or failure within the [***] period specified in Section 9.2, this Agreement shall not be terminated unless an arbitrator determines in a written decision delivered to the Parties under this Section 12.6(b) that this Agreement was materially breached or such party did fail to engage in material research, development, manufacture or commercialization activities, and such Party fails to cure such breach or failure within [***] after such determination, or if not curable during such period, within a reasonable period to be determined by the arbitrator.

12.7 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY; PROVIDED HOWEVER THAT NOTHING IN THIS SECTION 12.7 SHALL BE DEEMED TO LIMIT (A) MEDIVIR’S LIABILITY FOR BREACH OF SECTION 2.2 NOR (B) THE INDEMNIFICATION OBLIGATIONS OF EITHER PARTY UNDER ARTICLE 11 TO THE EXTENT A THIRD PARTY RECOVERS ANY PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES FROM AN INDEMNITEE.

12.8 Entire Agreement. This Agreement (including the Exhibits attached hereto) contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including the Confidentiality Agreement.

12.9 Interpretation. The captions to the several Articles and Sections of this Agreement are not a part of this Agreement, but are included for convenience of reference and shall not affect its meaning or interpretation. In this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (e) the words “shall” and “will” have interchangeable meanings for purposes of this Agreement; (f) the word “or” shall have the inclusive meaning commonly associated with “and/or”; (g) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (h) words of any gender include the other gender; (i) words using the singular or plural number also include the plural or singular number, respectively; (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; (k) neither Party or its Affiliates shall be deemed to be acting “under authority of” the other Party.

12.10 Independent Contractors. It is expressly agreed that Medivir and Tango shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency or other fiduciary relationship. Neither Medivir nor Tango shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party to do so.

12.11 Waiver; Amendment. Except as otherwise expressly provided in this Agreement, any term of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance. The delay or failure of any Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to enforce the same. This Agreement may be amended, and any term of this Agreement may be modified, only by a written instrument executed by a duly authorized representative of each Party.

12.12 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are intended to be, and shall otherwise be deemed to be, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction. The Parties agree that the licensee of such intellectual property under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed hereunder, and embodiments of such intellectual property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within [***] of a request to do so; provided, that the debtor Party is excused from its obligation to deliver such intellectual property to the extent the debtor Party continues to perform all of its obligations under this Agreement and this Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.

12.13 Acquisition. Notwithstanding any other provision of this Agreement, in the event of an Acquisition of Tango, no intellectual property, compounds, products or other subject matter owned or controlled by the acquiring entity or any of its affiliates shall be subject to the terms or conditions of this Agreement, including the payment obligations set forth in Article 5, so long as no Licensed Intellectual Property is specifically used by, or disclosed in any material manner to, the acquiring entity for use with a compound or product Directed To the Target. As used in this Section, “Acquisition” means: (i) a merger involving a Party, in which the shareholders of such Party immediately prior to such merger cease to control (as defined in Section 1.1) such Party after such merger; (ii) a sale of all or substantially all of the business or assets of a Party; or (iii) a sale of a controlling (as defined in Section 1.1) interest of a Party.

12.14 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterpart signature pages delivered by facsimile or similar electronic transmission (including via e-mail in PDF format) shall be deemed binding as originals.

12.15 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

TANGO THERAPEUTICS, INC.

BY:	/s/ Barbara Weber
NAME:	Barbara Weber
TITLE:	President and Chief Executive Officer

MEDIVIR AB

BY:	/s/ Uli Hacksell
NAME:	Uli Hacksell
TITLE:	CEO & President

Exhibit 1.7
Compounds

[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID	MV Number (PCN)	Parent Reg Date	Concat Notebook Page	Concat Distinct Lot ID
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 1.21
Licensed Know-How

Files in Data Room

	Category	Subcategory	Number of files
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 1.22
Licensed Patents

Medivir ref.	Application no.	Filing date	Comment
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 3.1(b)
A compound inventory is found in two files in the Data Room

[***]

Reagents, Substrates and Constructs

Plasmids	Description	No of vials
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Plasmids	Description	No of vials
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]